SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 1, 2003

PLUG POWER INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27527	22-3672377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

968 Albany-Shaker Road, Latham, New York 12110

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (518) 782-7700

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press release of Plug Power Inc. issued on May 1, 2003

Item 9.    Regulation FD Disclosure

The following information is being provided under Item 12 – Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for any purpose, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

On May 1, 2003, Plug Power Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of Plug Power Inc.’s press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLUG POWER INC.

Date: May 1, 2003	By:	/S/ DAVID A. NEUMANN
Name: David A. Neumann Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Plug Power Inc. issued on May 1, 2003